                                                                   EXHIBIT 10.40


                                 AMENDMENT NO. 3
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                                 LIMITED WAIVER

         This AMENDMENT NO. 3 TO THIRD AMENDED AND RE-STATED CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment") is entered into as of January 29, 2001, among CKE Restaurants, Inc., the Lenders and BNP Paribas, a bank organized under the laws of France acting through its Chicago branch (as successor in interest to Paribas), as Agent.

                                    RECITALS

         CKE Restaurants, Inc., a Delaware corporation (the "Borrower"), certain financial institutions (the "Lenders") and Paribas, as agent for the Lenders (in such capacity, the "Agent") are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 24, 1999, as amended by that certain Amendment No.1 to Third Amended and Restated Credit Agreement, dated as of April 26, 2000 and that certain Amendment No. 2 to Third Amended and Restated Credit Agreement and Limited Waiver, dated as of September 28, 2000 (as hereto-fore amended or otherwise modified, the "Credit Agreement").

         The Borrower has requested that the Agent and the Lenders amend and grant waivers with respect to certain provisions of the Credit Agreement, all as more fully described herein.

         The Agent and the Lenders have agreed to grant such amendments and waivers upon the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement, as amended hereby.

Section 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating, in its entirety, subsection (c) of the definition of "Applicable Margin" to read as follows:

                (c) Notwithstanding the foregoing, (i) if the Borrower and its Subsidiaries have not received an aggregate amount of Net Sale Proceeds of at least $10 million during the period from January 22, 2001 to February 28, 2001 and used such Net Sale Proceeds to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount, then effective as of 5:00 p.m. (Chicago time) on February 28, 2001, the Applicable Margin with respect to each Eurodollar Loan or Base Rate Loan shall be increased by 0.25% until the earlier of (x) March 31, 2001 or (y) such time as the aggregate amount of Net Sale Proceeds received after January 22, 2001 shall be at least $10 million and such Net Sale Proceeds shall have been applied to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount and (ii) if the Borrower and its Subsidiaries have not received an aggregate amount of Net Sale Proceeds of at least $25 million during the period from January 22, 2001 to March 31, 2001 and used such Net Sale Proceeds to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount, then effective as of 5:00 p.m. (Chicago time) on March 31, 2001, the Applicable Margin with respect to each Eurodollar Loan or Base Rate Loan shall be increased by 0.50% until such time as the aggregate amount of Net Sale Proceeds received after January 22, 2001 shall be at least $25 million and such Net Sale Proceeds shall have been applied to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount; provided, however, that the maximum aggre-



                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT
         gate increase in the Applicable Margin under clauses (i) and (ii) of this subsection (c) shall be 0.50%.

         (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in proper alphabetical order:

         "Sale-Leaseback Proceeds" has the meaning set forth in Section 2.12(b).

         "Taco Bueno" means CBI Restaurants, Inc., a Delaware corporation and its subsidiaries.

         (c) Section 2.3(a) of the Credit Agreement is hereby amended by amending and restating, in its entirety, the last parenthetical appearing therein to read as follows:

         (provided, that (i) no Eurodollar Loan may be requested or made when any Default or Event of Default has occurred and is continuing and (ii) for the period from January 29, 2001 through 5:00 p.m. (Chicago time) April 30, 2001, no Eurodollar Loan with an Interest Period that would expire beyond April 30, 2001 may be requested or made)

         (d) Section 2.12(b) of the Credit Agreement is hereby amended by inserting the following sentence immediately at the end of such subsection:

         Notwithstanding anything to the contrary in this Section 2.12(b), in the event that the Borrower or any of its Subsidiaries receives any Sale-Leaseback Proceeds that would not otherwise be required to be applied as a prepayment of the Loans under the terms hereof and that arise from the sale of any Taco Bueno Restaurant or the assets or business of one or more Restaurants being operated under the Taco Bueno concept, if the Agent or the Required Lenders shall have notified the




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         Borrower in writing (a "Prepayment Notice") that the Borrower has failed to make satisfactory progress (as determined by the Agent or the Required Lenders in their sole discretion) to grant, and to cause each of its Subsidiaries to grant, pursuant to Section 6.13, a valid and perfected, first priority Lien to the Agent for the benefit of the Lenders on such portion of the assets and property of the Borrower and its Subsidiaries as has been determined by the Agent or the Required Lenders in their sole discretion (which notice shall be given within 5 Business Days, or such later date as agreed to by the Borrower and notified to the Agent, after the Borrower has delivered notice of its receipt of such Sale-Leaseback Proceeds as required by Section 6.1(m)), then the Borrower shall, within one Business Day of receipt of the Prepayment Notice, prepay the outstanding Loans in an amount equal to 100% of the amount of such Sale-Leaseback Proceeds (or, if a portion of such Sale-Leaseback Proceeds shall have been used to prepay the Loans prior to the Borrower's receipt of a Prepayment Notice, 100% of the balance of such Sale-Leaseback Proceeds) in accordance with the provisions of Section 2.13 and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount; provided, that, notwithstanding the second sentence of Section 2.13(a) to the contrary, such reduction of the Revolving Loan Commitments shall be temporary and not permanent until such time as the Person or Persons that delivered the Prepayment Notice shall, in their sole discretion, notify the Borrower that such progress is satisfactory, at which time any Revolving Loans prepaid pursuant to this sentence may be reborrowed, subject to the other terms of this Agreement.




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         (e) Section 6.1 of the Credit Agreement is hereby amended by (1) renumbering subsection (m) thereof to be subsection (n) and (2) inserting a new subsection (m) to read as follows:

         (m) Taco Bueno Sales. Within 5 Business Days of the Borrower or any of its Subsidiaries receiving any Sale-Leaseback Proceeds from the sale of any Taco Bueno Restaurant or the assets or business of one or more Restaurants being operated under the Taco Bueno concept, written notice thereof specifying the aggregate amount received (it being understood that upon receipt of such notice the Agent shall promptly notify the Lenders).

         (f) Section 7.1(d) of the Credit Agreement is hereby amended by amending and restating, in its entirety, such subsection to read as follows:

         (d) Minimum Consolidated EBITDA. The Borrower shall not permit Adjusted Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters (or, commencing on November 7, 2000, the period of thirteen consecutive Retail Periods) of the Borrower (taken as one accounting period) as determined on the last day of each fiscal quarter (or, commencing on November 7, 2000, the last day of each Retail Period) of the Borrower ending during each period set forth below, minus the amount of any EBITDA Adjustments as of the date of determination, to be less than the amount set forth opposite such period:

        Period                                                  Amount
        Second A&R Closing Date through November 1, 1999        $200,000,000
        November 2, 1999 through January 31, 2000               $175,000,000



                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

        Period                                                  Amount
        February 1, 2000 through May 22, 2000                   $155,000,000
        May 23, 2000 through August 14, 2000                    $160,000,000
        August 15, 2000 through November 6, 2000                $133,000,000
        November 7, 2000 through January 29, 2001               $110,000,000
        January 30, 2001 through February 26, 2001              $105,000,000
        February 27, 2001 through March 26, 2001                $105,000,000
        March 27, 2001 through April 23, 2001                   $100,000,000
        April 24, 2001 through May 21, 2001 and
        each Retail Period thereafter                           $ 95,000,000

         provided, however, that the amount set forth opposite such period shall be reduced by the EBITDA Adjustments as of the date of determination attributable to those Restaurants sold (excluding those sold during the period from November 2, 1999 through January 31, 2000) pursuant to which the Net Sale Proceeds from such sales have been applied to permanently reduce the Commitments of the Lenders on or before the 45 th calendar day following the end of the fiscal quarter in which such Restaurants were sold.

         (g) Section 7.1(f) of the Credit Agreement is hereby amended by (1) inserting "(a)" immediately before the phrase "if at any time the Unused Portion of the Revolving Loans" appearing in the last sentence of such subsection, (2) inserting the word "and" immediately after the parenthetical appearing in the last sentence of such subsection and (3) inserting the following new clause (b) immediately before the period at the end of the last sentence of such subsection:

         (b) during the first fiscal quarter of the Borrower's fiscal year 2002, the Borrower shall not make or incur and shall not permit any of its Subsidiaries to make or incur any Capital Expenditures in an aggregate amount in excess of $20,000,000




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Section 3. Limited Waiver. Subject to the terms and conditions set forth herein,
(i) the Agent and the Lenders hereby waive any Default or Event of Default arising solely as a result of the failure of the Borrower to comply with the terms of Section 7.1(d) of the Credit Agreement for the period commencing on May 23, 2000 and ending on August 14, 2000 and (ii) for the period commencing on August 14, 2000 and ending on April 30, 2001, the Agent and the Lenders hereby waive compliance by the Borrower with the requirements of subsections (a), (b),
(c), (e) and (g) of Section 7.1 of the Credit Agreement; provided, however, that each of the foregoing waivers shall cease to be effective as of 5:00 p.m. (Chicago time) on April 30, 2001.

Section 4. Acknowledgment and Agreements. (a) By its execution hereof, the Borrower acknowledges that it did not receive Net Sale Proceeds in the amounts and for the periods specified in Section 6.13 of the Credit Agreement and that as a result, pursuant to Section 6.13 of the Credit Agreement, the Borrower is required to use its best efforts to, and to cause each of its Subsidiaries to use its best efforts to, promptly execute and deliver to the Agent such security agreements, pledge agreements, mortgages, leasehold mortgages and other agreements, instruments, documents and opinions as the Agent shall request, each in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Lenders, a valid and perfected, first priority security interest in such assets and property of the Borrower and such Subsidiaries. The Borrower hereby agrees to perform its obligations under Section 6.13 of the Credit Agreement as soon as reasonably practicable.

         (b) By its execution hereof, the Borrower further agrees to use reasonable efforts to effect a complete refinancing of the Loans outstanding hereunder as soon as reasonably practicable with one or more financial institutions, pursuant to which the Borrower shall prepay the aggregate outstanding principal of all Loans, together with accrued and unpaid interest thereon and all other amounts owing hereunder.

Section 5. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders, as of the date hereof, that after giving effect to this Amendment:

         (a) no Default or Event of Default has occurred and is continuing; and




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         (b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct.

Section 6. Conditions to Effectiveness of this Amendment. Upon satisfaction of the following conditions precedent, this Amendment shall immediately become effective as of the date hereof:

         (a) The Agent shall have received a counterpart to this Amendment, duly executed and delivered by the Borrower and each of the Required Lenders;

         (b) The Agent shall have received a certificate of a duly authorized officer of the Borrower certifying as to matters set forth in Section 5 of this Amendment; and

         (c) The Agent shall have received a side letter from the Borrower, duly executed and delivered by the Borrower and relating to the payment of an amendment fee.

Section 7. Miscellaneous.

         (a) Effect; Ratification. The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (1) be a consent to any amendment, waiver or modification of any other term or condition of any Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (2) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby. For the avoidance of doubt, each reference in the Credit Agreement, as amended hereby to "the date hereof" shall mean and be a reference to November 24, 1999. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except



                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT
as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

         (b) Expenses and Fees. Notwithstanding anything contained in the Credit Agreement, as amended hereby, or any other Transaction Document and in addition to any fees and expenses required to be paid by the Borrower thereunder, the Borrower agrees to pay all costs, fees and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

         (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

         (d) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

         (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                            [SIGNATURE PAGES FOLLOW]




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CKE RESTAURANTS, INC.

By: _____________________________________
Print Name:
Title:


BNP PARIBAS (as successor in interest to PARIBAS), as Agent and as a Lender

By: ____________________________________
Print Name: Clark C. King III
Title: Managing Director


By: ____________________________________
Print Name: Michael C. Colias
Title: Vice President


BANK LEUMI USA

By: _____________________________________
Print Name:
Title:

BANK LEUMI USA

By: ____________________________________
Print Name:
Title:


ARAB BANKING CORPORATION

By: ____________________________________
Print Name:
Title:


By: ____________________________________
Print Name:
Title:


BANK UNITED

By: ____________________________________
Print Name:
Title:




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK AUSTRIA CREDITANSTALT
CORPORATE FINANCE, INC.

By: ____________________________________
Print Name:
Title:

By: ____________________________________
Print Name:
Title:


CALIFORNIA BANK & TRUST
f/k/a SUMITOMO BANK OF CALIFORNIA)

By: ____________________________________
Print Name:
Title:


NATIONAL BANK OF KUWAIT

By: ____________________________________
Print Name:
Title:

By: ____________________________________
Print Name:
Title:


CENTURA BANK

By: ____________________________________
Print Name:
Title:




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH

By: ____________________________________
Print Name:
Title:


AMSOUTH BANK (successor in interest by
merger to FIRST AMERICAN NATIONAL BANK)

By: ____________________________________
Print Name:
Title:


FIRST BANK & TRUST

By: ____________________________________
Print Name:
Title:


CREDIT INDUSTRIEL ET COMMERCIAL
(f/k/a COMPAGNIE FINANCIERE DE CIC
ET DE L'UNION EUROPEENNE)

By: ____________________________________
Print Name:
Title:


FIRST UNION NATIONAL BANK

By: ____________________________________
Print Name:
Title:

FLEET NATIONAL BANK
(f/k/a BANKBOSTON, N.A.)

By: ___________________________________
Print Name:
Title:




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MANUFACTURERS BANK

By: ___________________________________
Print Name:
Title:


SUNTRUST BANK (f/k/a/ SUNTRUST
BANK, NASHVILLE, N.A.)

By: ___________________________________
Print Name:
Title:


U.S. BANK NATIONAL ASSOCIATION

By: ___________________________________
Print Name:
Title:


THE SANWA BANK, LIMITED

By: ____________________________________
Print Name:
Title:


UMB BANK, N.A.

By: ____________________________________
Print Name:
Title:


WELLS FARGO BANK

By: ____________________________________
Print Name:
Title:




                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                             OFFICER'S CERTIFICATE

         I,__________________, am the _________________ of CKE Restaurants, Inc.
I execute and deliver this Officer's Certificate dated as of January ___, 2001, on behalf of the Borrower pursuant to Section 6 of the Amendment No. 3 and Limited Waiver to Third Amended and Restated Credit Agreement (the "Amendment") by and among CKE Restaurants, Inc. (the "Borrower"), the Lenders party thereto and Paribas, acting in its capacity as agent for the Lenders (the "Agent"). Capitalized terms used but not defined herein shall the respective meanings specified in the Amendment.

         I hereby certify, on behalf of the Borrower, after giving effect to the Amendment, that (a) no Default or Event of Default has occurred and is continuing and (b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct as of the date hereof.


                                        CKE RESTAURANTS, INC.

                                        By: __________________________________
                                        Name:
                                        Title:



                                           AMENDMENT NO. 3 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT